FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2012
Financial Risk Management Disclosure [Abstract]
Financial Risk Management Disclosure [Text Block]
12.	FINANCIAL RISK MANAGEMENT

a)	FOREIGN CURRENCY RISK

Foreign currency risk is the risk that a variation in exchange rates between the United States dollar and other foreign currencies will affect the Company’s operations and financial results. A portion of the Company’s transactions are denominated in Omani rials, Canadian dollars and Turkish Lira.  The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities. Significant foreign currency gains or losses are reflected as a separate component in the consolidated statement of operations. The Company does not use derivatives instruments to reduce its exposure to foreign currency risk.

The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2012. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Omani rial, the Turkish Lira and Canadian dollar as identified which would have increased (decreased) the Company’s net loss by the amounts shown in the table below. A 10 percent weakening of the US dollar against the Omani rial, the Turkish Lira and Canadian dollar would have had an equal but opposite effect as at December 31, 2012.

	Omani Rial	Canadian Dollar	Turkish Lira
	$	$	$
Cash	34,934	1,038,196	37,887
Prepaids and advances	18,025	4,200	229,316
Accounts payable	-	(15,678)	(10,938)
Accrued liabilities	(79,581)	-	-
Total foreign currency working capital	(26,622)	1,026,718	256,265
US$ exchange rate at December 31, 2012	2.5974	1.0051	0.5581
Total foreign currency net working capital in US$	(69,148)	1,031,954	143,022
Impact of a 10% strengthening of the US$ on net loss	$(6,915)	$103,195	$14,302

b)	MARKET RISK

Market risk is the potential for financial loss from adverse changes in underlying market factors, including commodity prices.

c)	TITLE RISK

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mining properties. Although the Company has investigated title to all of its mineral properties for which it holds rights, the Company cannot give any assurance that title to such properties will not be challenged or impugned and cannot be certain that it will have valid title to its mineral properties.

d)	DISCLOSURES OF FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

At December 31, 2012 and 2011, the carrying values of the Company’s cash, accounts payable and accrued liabilities approximate fair value.

The fair value of warrants (note 2j) would be included in the hierarchy as follows:

December 31, 2012	Fair Value Measurements at Reporting Date Using:

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	-	-

December 31, 2011

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$263,398	-